UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

September 1, 2004

CT COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

NORTH CAROLINA

0-19179

56-1837282

(State or other

(Commission

(IRS Employer

jurisdiction

File Number)

 Identification No.)

of incorporation)

1000 PROGRESS PLACE NE

P.O. BOX 227

CONCORD, NORTH CAROLINA

28026-0227

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code:

(704) 722-2500

Not Applicable

(Former name or former address, if changed since last report)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 8.01.  Other Events

CT Communications, Inc. announced on September 1, 2004, that the Company’s Board of Directors approved a plan to invest approximately $9 million in additional capital expenditures to expand and enhance the Company’s broadband capabilities in its ILEC territory.  The Company anticipates that these expenditures will take place over the next 16 months.

ITEM 9.01.  Financial Statements and Exhibits

(c)

Exhibits.

99.1

Press Release dated September 1, 2004, announcing that the Company’s Board of Directors approved a plan to invest approximately $9 million in additional capital expenditures to expand and enhance the Company’s broadband capabilities in its ILEC territory.   The Company anticipates that these expenditures will take place over the next 16 months.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CT COMMUNICATIONS, INC.

       (Registrant)

Date: September 1, 2004

By: /s/ Ronald A. Marino

Ronald A. Marino

Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.

Exhibit

99.1

Press Release dated September 1, 2004, announcing that the Company’s Board of Directors approved a plan to invest approximately $9 million in additional capital expenditures to expand and enhance the Company’s broadband capabilities in its ILEC territory. The Company anticipates that these expenditures will take place over the next 16 months.

Exhibit 99.1

CT COMMUNICATIONS PRESS RELEASE

FOR IMMEDIATE RELEASE

DATE:

9/1/04

CONTACT:

Emily Powell

Luquire George Andrews
Work: (704) 552-6565
E-mail: powell@lgapr.com

CT Communications Announces New Broadband Initiative
Expenditures planned to expand current broadband services

CONCORD, N.C., September 1, 2004 – CT Communications, Inc. (CTC, Nasdaq: CTCI) today announced that its Board of Directors approved a plan to invest approximately $9 million in capital expenditures to enhance the broadband product capabilities in its ILEC territory.

This initiative is planned for completion by the end of 2005, with the introduction of higher-speed services in selected areas during the fourth quarter of 2004.

Upon completion, the new broadband products will be generally available wherever DSL service is currently offered.  The expanded broadband capabilities will allow CTC to offer service speeds up to 10 megabytes per second, a significant improvement over current DSL and cable modem service speeds.  Customers will have the option to combine these new broadband services with CTC’s local, long distance, wireless and other services for a complete solution to all of their voice and data communications needs.

“Today’s announcement is further evidence of our commitment to providing customers the highest quality voice and data services available,” said Matthew J. Dowd, Senior Vice President Business Operations of CTC.  “Our investments in technology and our continued focus on customer service demonstrate how we allow customers to ‘Choose more’ with CTC.”

Customers will be able to purchase the new broadband services in the upcoming months, with a projected total service availability covering approximately 40,000 households by the end of 2004.

About CTC

CT Communications, Inc. is headquartered in Concord, N.C. and is a growing provider of integrated telecommunications and related services to residential and business customers located primarily in North Carolina.  CT Communications, Inc. offers a comprehensive package of telecommunications and related services, including local and long distance telephone service, Internet and data services and digital wireless services.